Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Quang X. Pham, Chief Executive Officer (Principal Executive Officer) of Cadrenal Therapeutics, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2025 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.

Date: November 10, 2025	By:	/s/ Quang X. Pham
		Name:	Quang X. Pham
		Title:	Chairman and Chief Executive Officer
(Principal Executive Officer)